UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

Lightning eMotors, Inc.
(Name of Registrant as Specified in its Charter)

Not Applicable
(Name of Person(s) Filing the Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check all the boxes that apply)

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

Lightning eMotors, Inc.
c/o Continental Proxy Services
1 State Street, New York NY 10004

Lightning eMotors, Inc.
815 14th Street SW, Suite A100,
Loveland, CO 80537

NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS

to be held on
Tuesday, February 7, 2023

*Stockholders are cordially invited to attend the Special Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares.

Dear Stockholder,

A Special Meeting of Stockholders of Lightning eMotors, Inc. will be held at the company's offices at 815 14th Street SW, Suite A100, Loveland, CO 80537, on Tuesday, February 7, 2023, at 10:00 AM (local time).

Proposals to be considered at the Special Meeting:

(1) Approval of an amendment to the Company's Second Amended and Restated Certificate of Incorporation, to effect a reverse stock split of the Company's outstanding common stock, $0.0001 par value per share, at a ratio of not less than 1-for-2 and not more than 1-for-20, such ratio to be determined in the sole discretion of the Company's Board of Directors, without a corresponding reduction in the Company's authorized share capital, and to be effective upon a date determined by the Board of Directors no later than February 7, 2024; and

(2) Approval of adjournment of the Special Meeting to solicit additional proxies or establish a quorum.

The Board of Directors recommends a vote "**FOR**" each of the Proposals.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote Your Proxy on the Internet:
Go to http://www.cstproxyvote.com
Have your notice available when you access this website. Follow the prompts to vote your shares.

CONTROL NUMBER

The Proxy Materials are available for review at:
https://www.cstproxy.com/lightningemotors/2023

Lightning eMotors, Inc.
815 14th Street SW, Suite A100,
Loveland, CO 80537

Important Notice Regarding the Availability of Proxy Materials For the Special Meeting of Stockholders to be Held On Tuesday, February 7, 2023

The following Proxy Materials are available to you to review at:
https://www.cstproxy.com/lightningemotors/2023

- the Company's Proxy Statement,
- the Proxy Card, and
- any amendments to the foregoing materials that are required to be furnished to stockholders

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before January 27, 2023 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE
Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-266-6791, or
By logging on to
https://www.cstproxy.com/lightningemotors/2023 or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.